Supplemental Financial Disclosure

First Quarter 2016

ColonyCapital

A Global Real Estate & Investment Management Company

Forward-Looking Statements

Some of the statements contained in this presentation constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-Looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions.
The forward-looking statements contained in this presentation reflect Colony Capital, Inc.’s (or “the Company”) current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances, many of which are beyond the Company’s control, that may cause the Company’s actual results to differ significantly from those expressed in any forward-looking statement. Statements regarding the following subjects, among others, may be forward-looking: the market, economic and environmental conditions in the industrial real estate, single-family rental, and lodging sectors; any decrease in the Company’s net income and funds from operations as a result of the combination transaction with Colony Capital, LLC; the Company’s ability to manage the combination with Colony Capital, LLC effectively; the Company’s exposure to risks to which it has not historically been exposed, including liabilities with respect to the assets acquired from Colony Capital, LLC and ongoing liabilities and business risks inherent to Colony Capital LLC’s business; the Company’s business and investment strategy, including the Company’s investment in and ability to generate revenue from the single-family homes in which the Company indirectly owns an interest; the Company’s ability to dispose of its real estate investments quickly; the performance of the hotels in which the Company owns an interest; market trends in the Company’s industry, interest rates, real estate values, the debt securities markets or the general economy or the demand for commercial real estate loans; the Company’s projected operating results; actions, initiatives and policies of the U.S. government and changes to U.S. government policies and the execution and impact of these actions, initiatives and policies; the state of the U.S. and global economy generally or in specific geographic regions; the Company’s ability to obtain and maintain financing arrangements, including securitizations; the amount and value of commercial mortgage loans requiring refinancing in future periods; the availability of attractive investment opportunities; the availability and cost of debt financing from traditional lenders; the volume of short-term loan extensions; the demand for new capital to replace maturing loans; the Company’s expected leverage; the general volatility of the securities markets in which the Company participates; changes in the value of the Company’s assets; interest rate mismatches between the Company’s target assets and any borrowings used to fund such assets; changes in interest rates and the market value of the Company’s target assets; changes in prepayment rates on the Company’s target assets; effects of hedging instruments on the Company’s target assets; rates of default or decreased recovery rates on the Company’s target assets; the impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; the Company’s ability to maintain its qualification as a real estate investment trust, or REIT, for U.S. federal income tax purposes; the Company’s ability to maintain its exemption from registration as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); the availability of opportunities to acquire commercial mortgage-related, real estate-related and other securities; the availability of qualified personnel; estimates relating to the Company’s ability to make distributions to the Company’s stockholders in the future; and the Company’s understanding of its competition.
While forward-looking statements reflect Colony Capital, Inc.’s good faith beliefs, assumptions and expectations, they are not guarantees of future performance. Furthermore, the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause the Company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 and subsequent filings with the SEC.
This presentation contains statistics and other data that has been obtained from or compiled from information made available by third-party service providers. Colony Capital, Inc. has not independently verified such statistics or data.
Certain of the following slides present information related to the prior performance of Colony Capital, LLC and its affiliates. This information is provided for informational purposes only and is not intended to be indicative of future results. Actual performance of Colony Capital, Inc. may vary materially.

Important Note Regarding Non-GAAP Financial Measures

This supplemental package includes certain “non-GAAP” supplemental measures that are not defined by generally accepted accounting principles, or GAAP, including funds from operations, or FFO, and core funds from operations, or Core FFO. A description of these non-GAAP financial measures and reconciliations to their most directly comparable GAAP measures, as well as a description of other metrics presented, are provided within the Appendix to this supplemental package. FFO is a non-GAAP measure defined by the National Association of Real Estate Investments Trusts, or NAREIT.

I. Overview

Ia. Overview—Summary Metrics

Summary metrics
($ and shares in thousands, except per share data, unless otherwise noted; as of or for the three months ended March 31, 2016 unless otherwise noted)
Financial data
Core FFO attributable to common interests in OP and common stockholders	$55,951
Core FFO attributable to common interests in OP and common stockholders per basic common share / common OP unit	0.41
FFO attributable to common interests in OP and common stockholders	36,729
FFO attributable to common interests in OP and common stockholders per basic common share / common OP unit	0.27
Net income attributable to common interests in OP and common stockholders	21,556
Net income attributable to common interests in OP and common stockholders per basic common share / common OP unit	0.16
2Q16 dividend per share	0.40
Annualized dividend	1.60
AUM	$18.2 billion
FEEUM	$7.9 billion

Balance sheet, capitalization and trading statistics
Total consolidated assets	$9,929,156
CLNY & OP share of consolidated assets	6,893,863
Total consolidated debt (1)	4,244,250
CLNY & OP share of consolidated debt (1)	3,319,132
Shares and OP units outstanding as of 5/6/2016	134,686
Share price as of 5/6/2016	$17.81
Market value of common equity & OP units	2,398,758
Liquidation preference of preferred equity	625,750
Insider ownership of shares and OP units	18.6%

__________
Note: See appendix for definitions and acronyms.
(1) Represents principal balance and excludes debt issuance costs, discounts and premiums.

Ib. Overview—Summary of Segments

($ in thousands, unless otherwise noted; as of or for the three months ended March 31, 2016)
Light Industrial
1) CLNY & OP share of undepreciated cost basis of real estate assets (1)(2)	$1,218,797
CLNY & OP share of investment-level non-recourse financing (3)	723,183
2) Carrying value of CLIP operating platform	20,000
Core FFO attributable to common interests in OP and common stockholders	13,837

Single Family Residential Rentals
1) CLNY & OP share of investment in unconsolidated joint ventures - Colony Starwood Homes	$331,457
Colony Starwood Homes shares beneficially owned by OP and common stockholders	15.1 million
CLNY & OP's interest in SFR as of March 31, 2016	14.0%
2) CLNY & OP share of investment in unconsolidated joint ventures - Colony American Finance	56,522
Core FFO attributable to common interests in OP and common stockholders	6,069

Other Real Estate Equity
1) CLNY & OP share of undepreciated cost basis of real estate assets, held for investment (1)(2)	$1,014,953
CLNY & OP share of investment-level non-recourse financing (3)	616,570
2) CLNY & OP share of undepreciated cost basis of real estate assets, held for sale (1)	32,624
3) CLNY & OP share of investments in unconsolidated joint ventures excluding Albertsons investment	138,013
4) CLNY & OP share of investments in unconsolidated joint ventures - Albertsons investment	49,863
Core FFO attributable to common interests in OP and common stockholders	20,163

Real Estate Debt
1) CLNY & OP share of loans held for investment, net	$2,857,086
CLNY & OP share of investment-level financing (3)	1,030,749
2) CLNY & OP share of carrying value of real estate assets (REO within debt portfolio) (1)	30,969
3) CLNY & OP share of investments in unconsolidated joint ventures	120,818
Core FFO attributable to common interests in OP and common stockholders	48,560

Investment Management
AUM	$18.2 billion
FEEUM	$7.9 billion
Credit Funds	$3.7 billion
Core Plus / Value-Add Funds	$1.7 billion
Opportunity Funds	$2.5 billion
Core FFO attributable to common interests in OP and common stockholders	$8,946
__________
(1) Includes all components related to the asset, including real estate and lease-related intangibles.
(2) Excludes accumulated depreciation.
(3) Represents unpaid principal balance.

II. Financial Results

IIa. Financial Results—Consolidated Income Statements

	2015						2016
($ in thousands, except per share data)	Q1 (1)	Q2		Q3		Q4	Q1
Income
Interest income	$46,137	$101,270		$142,269		$127,629	$89,361
Property operating income	43,793	83,230		86,435		86,413	91,617
Equity in income of unconsolidated joint ventures	26,349	10,956		6,879		3,421	2,429
Fee income	—	21,928		23,070		20,745	16,609
Other income	333	3,520		4,325		3,274	3,202
Total income	116,612	220,904		262,978		241,482	203,218
Expenses
Management fees	14,961	101		—		—	—
Transaction, investment and servicing expenses	16,807	10,034		7,058		28,722	11,421
Interest expense	26,593	30,924		38,027		37,550	41,871
Property operating expenses	14,011	35,905		35,615		32,182	30,786
Depreciation and amortization	22,308	36,645		42,656		39,368	46,142
Provision for loan losses	—	4,078		26,495		6,538	4,630
Impairment loss	—	—		317		10,425	2,079
Compensation expense	—	28,644		25,734		29,513	26,867
Administrative expenses	4,781	11,411		11,154		11,507	12,771
Total expenses	99,461	157,742		187,056		195,805	176,567
Gain on sale of real estate assets, net	—	—		—		—	51,119
Gain on remeasurement of consolidated investment entities, net	—	41,486		—		—	—
Other (loss) gain, net	(286)	(1,215)		(759)		5,602	14,045
Income before income taxes	16,865	103,433		75,163		51,279	91,815
Income tax (provision) benefit	(650)	(349)		3,598		6,697	(784)
Net income	16,215	103,084		78,761		57,976	91,031
Net income attributable to noncontrolling interests—Investment entities	5,686	34,630		22,264		23,543	57,595
Net income attributable to noncontrolling interests—Operating Company	—	9,138		7,200		3,595	3,421
Net income attributable to Colony Capital, Inc.	10,529	59,316		49,297		30,838	30,015
Preferred dividends	6,972	11,410		12,094		12,093	11,880
Net income attributable to common stockholders	$3,557	$47,906		$37,203		$18,745	$18,135
Net income per common share—Basic	$0.03	$0.43		$0.33		$0.17	$0.16
Net income per common share—Diluted	$0.03	$0.40		$0.32		$0.17	$0.16
Weighted average number of common shares outstanding—Basic	109,415	111,394		111,443		111,444	111,660
Weighted average number of common shares outstanding—Diluted	109,415	136,434		136,138		111,444	111,660
FFO attributable to common interests in OP and common stockholders	$29,663	$83,159		$72,162		$54,272	$36,729
FFO per basic common share / common OP Unit	$0.27	$0.62		$0.54		$0.41	$0.27
Core FFO attributable to common interests in OP and common stockholders	$53,561	$59,409	(2)	$70,776	(2)	$76,698	$55,951
Core FFO per basic common share / common OP Unit	$0.49	$0.45	(2)	$0.53	(2)	$0.57	$0.41

__________
(1) Prior to the Combination transaction on April 2, 2015, the Company was externally managed and many of the Company's investments were held through unconsolidated joint ventures. Therefore, results of operations for Q1 2015 are not directly comparable to subsequent quarters.
(2) During the quarter ended December 31, 2015, the Company added the deferred tax effect related to amortization and impairment of investment management contracts and customer relationships to the definition of Core FFO. As such, the Company has presented revised Core FFO and Core FFO per basic common share / common OP Unit from prior periods to exclude such deferred tax effects to conform to the current quarter calculation of Core FFO.

IIb. Financial Results—Pro Rata Segment Balance Sheets

	OP pro rata share by segment							Amounts attributable to noncontrolling interests	CLNY consolidated as reported
($ in thousands; as of March 31, 2016)	Light Industrial Platform	Single-Family Residential Rentals	Other Real Estate Equity	Real Estate Debt	Investment Management	Amounts not allocated to segments	Total OP pro rata share
ASSETS
Cash	$15,900	$—	$31,761	$27,517	$17,968	$7,486	$100,632	$70,668	$171,300
Loans receivable held for investment, net	—	—	—	2,857,086	—	—	2,857,086	1,210,458	4,067,544
Real estate assets, net
Held for investment	1,104,865	—	890,231	12,976	—	—	2,008,072	1,248,402	3,256,474
Held for sale	2,919	—	27,212	17,924	—	—	48,055	105,361	153,416
Investments in unconsolidated joint ventures	—	387,979	187,876	120,818	9,911	10,849	717,433	197,282	914,715
Goodwill	20,000	—	—	—	660,127	—	680,127	—	680,127
Deferred leasing costs and intangible assets, net	48,745	—	93,553	69	81,740	—	224,107	104,013	328,120
Due from affiliates and other assets	23,416	—	21,447	129,162	21,103	63,223	258,351	99,109	357,460
Total assets	$1,215,845	$387,979	$1,252,080	$3,165,552	$790,849	$81,558	$6,893,863	$3,035,293	$9,929,156
LIABILITIES & EQUITY
Liabilities:
Accrued and other liabilities	$26,805	$—	$63,990	$92,698	$47,998	$9,786	$241,277	$50,614	$291,891
Intangible liabilities, net	7,248	—	4,578	—	—	—	11,826	12,571	24,397
Due to affiliates—contingent consideration	—	—	—	—	—	43,211	43,211	—	43,211
Due to affiliates—other	—	—	—	—	2,979	—	2,979	—	2,979
Dividends and distributions payable	—	—	—	—	—	66,037	66,037	—	66,037
Debt, net	713,951	—	606,084	1,023,178	—	346,130	2,689,343	906,380	3,595,723
Convertible senior notes, net	—	—	—	—	—	591,508	591,508	—	591,508
Total liabilities	748,004	—	674,652	1,115,876	50,977	1,056,672	3,646,181	969,565	4,615,746
Equity:
Stockholders' equity	406,922	337,459	502,240	1,782,783	643,531	(848,142)	2,824,793	—	2,824,793
Noncontrolling interests in investment entities	—	—	—	—	—	—	—	2,065,728	2,065,728
Noncontrolling interests in Operating Company	60,919	50,520	75,188	266,893	96,341	(126,972)	422,889	—	422,889
Total equity	467,841	387,979	577,428	2,049,676	739,872	(975,114)	3,247,682	2,065,728	5,313,410
Total liabilities and equity	$1,215,845	$387,979	$1,252,080	$3,165,552	$790,849	$81,558	$6,893,863	$3,035,293	$9,929,156

IIc. Financial Results—Pro Rata Segment Operating Results

	OP pro rata share by segment							Amounts attributable to noncontrolling interests	CLNY consolidated as reported
($ in thousands; for the three months ended March 31, 2016)	Light Industrial Platform	Single-Family Residential Rentals	Other Real Estate Equity	Real Estate Debt	Investment Management	Amounts not allocated to segments	Total OP pro rata share
Income
Interest income	$—	$—	$2	$58,213	$—	$11	$58,226	$31,135	$89,361
Property operating income	28,078	—	23,695	758	—	—	52,531	39,086	91,617
Equity in income (loss) of unconsolidated joint ventures	—	(6,637)	2,720	2,718	(349)	400	(1,148)	3,577	2,429
Fee income	—	—	—	32	16,609	—	16,641	(32)	16,609
Other income (loss)	1,266	—	(38)	438	—	1,274	2,940	262	3,202
Total income	29,344	(6,637)	26,379	62,159	16,260	1,685	129,190	74,028	203,218
Expenses
Transaction, investment and servicing expenses	168	—	1,923	1,339	45	2,268	5,743	5,678	11,421
Interest expense	5,874	—	5,956	9,056	—	11,488	32,374	9,497	41,871
Property operating expenses	8,529	—	5,847	820	—	—	15,196	15,590	30,786
Depreciation and amortization	13,316	—	9,504	107	3,745	1,112	27,784	18,358	46,142
Provision for loan losses	—	—	—	3,420	—	—	3,420	1,210	4,630
Impairment loss	—	—	—	249	320	—	569	1,510	2,079
Compensation expense	1,388	—	680	2,457	9,287	11,722	25,534	1,333	26,867
Administrative expenses	369	—	885	995	774	9,119	12,142	629	12,771
Total expenses	29,644	—	24,795	18,443	14,171	35,709	122,762	53,805	176,567
Gain on sale of real estate assets, net	487	—	14,186	220	—	—	14,893	36,226	51,119
Other gain (loss), net	20	—	426	244	(38)	9,847	10,499	3,546	14,045
Income before income taxes	207	(6,637)	16,196	44,180	2,051	(24,177)	31,820	59,995	91,815
Income tax benefit (expense)	(40)	—	(1,401)	(252)	3,426	(117)	1,616	(2,400)	(784)
Net income (loss)	167	(6,637)	14,795	43,928	5,477	(24,294)	33,436	57,595	91,031
Net income attributable to noncontrolling interests:
Investment entities	—	—	—	—	—	—	—	57,595	57,595
Operating Company	—	—	—	—	—	—	—	3,421	3,421
Net income (loss) attributable to Colony Capital, Inc.	167	(6,637)	14,795	43,928	5,477	(24,294)	33,436	(3,421)	30,015
Preferred dividends	—	—	—	—	—	11,880	11,880	—	11,880
Net income (loss) attributable to common stockholders	$167	$(6,637)	$14,795	$43,928	$5,477	$(36,174)	$21,556	$(3,421)	$18,135

IId. Financial Results—Pro Rata Segment Reconciliation of Net Income to FFO & Core FFO

	OP pro rata share by segment							Amounts attributable to noncontrolling interests	CLNY consolidated as reported
($ in thousands; for the three months ended March 31, 2016)	Light Industrial Platform	Single-Family Residential Rentals	Other Real Estate Equity	Real Estate Debt	Investment Management	Amounts not allocated to segments	Total OP pro rata share
Net income (loss) attributable to common stockholders	$140	$(5,583)	$12,447	$36,955	$4,608	$(30,432)	$18,135	$—	$18,135
Adjustments for FFO attributable to common interests in Operating Company:								—	—
Net income attributable to noncontrolling common interests in Operating Company	27	(1,054)	2,348	6,973	869	(5,742)	3,421	—	3,421
Real estate depreciation and amortization	13,315	6,036	10,492	117	—	—	29,960	18,451	48,411
Impairment of real estate	—	4	—	249	—	—	253	1,500	1,753
Gain on sales of real estate	(487)	(192)	(14,186)	(175)	—	—	(15,040)	(36,225)	(51,265)
Less: Adjustments attributable to noncontrolling interests in investment entities	—	—	—	—	—	—	—	16,274	16,274
FFO attributable to common interests in Operating Company and common stockholders	$12,995	$(789)	$11,101	$44,119	$5,477	$(36,174)	$36,729	$—	$36,729

Additional adjustments for Core FFO attributable to common interests in Operating Company and common stockholders:
Gain on sale of real estate, net of depreciation and amortization previously adjusted for FFO	458	—	11,707	127	—	—	12,292	35,442	47,734
Noncash equity compensation expense	107	54	70	203	999	2,040	3,473	—	3,473
Straight-line rent revenue	(1,100)	—	(1,113)	—	—	—	(2,213)	(1,481)	(3,694)
Gain on change in fair value of contingent consideration	—	—	—	—	—	(9,779)	(9,779)	—	(9,779)
Amortization of acquired above-and below-market lease intangibles, net	440	—	(334)	—	—	—	106	526	632
Amortization of deferred financing costs and debt premium and discounts	772	1,450	773	1,764	—	1,177	5,936	1,597	7,533
Unrealized gain on derivatives	—	769	19	—	38	—	826	(4,144)	(3,318)
Acquisition-related expenses	165	3,127	1,812	—	—	—	5,104	2,513	7,617
Amortization and impairment of investment management intangibles	—	—	—	—	4,065	—	4,065	—	4,065
Deferred tax benefit effect on amortization of investment management intangibles	—	—	—	—	(1,633)	—	(1,633)	—	(1,633)
Non-real estate depreciation and amortization	—	—	—	—	—	1,112	1,112	—	1,112
Amortization of gain on remeasurement of consolidated investment entities, net	—	—	(3,872)	2,347	—	—	(1,525)	9,174	7,649
Net loss on SFR's non-performing loans business	—	1,458	—	—	—	—	1,458	—	1,458
Less: Adjustments attributable to noncontrolling interests in investment entities								(43,627)	(43,627)
Core FFO attributable to common interests in Operating Company and common stockholders	$13,837	$6,069	$20,163	$48,560	$8,946	$(41,624)	$55,951	$—	55,951

III. Capitalization

IIIa. Capitalization—Overview

($ in thousands, except share and per share data; as of March 31, 2016, unless otherwise noted)
Debt (UPB)
$850,000 Revolving credit facility			$303,600
5.0% Convertible senior notes due 2023			200,000
3.875% Convertible senior notes due 2021			402,500
Corporate aircraft promissory note			42,530
CLNY & OP share of investment-level debt			2,370,502
Total CLNY & OP share of debt			3,319,132
Preferred equity
Series A 8.5% cumulative redeemable perpetual preferred stock, redemption value			252,000
Series B 7.5% cumulative redeemable perpetual preferred stock, redemption value			86,250
Series C 7.125% cumulative redeemable perpetual preferred stock, redemption value			287,500
Total redemption value of preferred equity			625,750
Common equity (as of May 6, 2016)	Price per share	Shares / Units
Class A common stock	$17.81	113,206	2,016,199
Class B common stock	17.81	527	9,386
OP units	17.81	20,953	373,173
Total market value of common equity			2,398,758

Total capitalization			$6,343,640

IIIb. Capitalization—Debt Overview

Debt overview
($ in thousands; as of March 31, 2016)	Type	Weighted-average years remaining to maturity	Weighted-average interest rate	CLNY & OP pro rata share of unpaid principal balance	Deferred financing costs and discount / premium	CLNY & OP pro rata share of carrying value
Investment-level debt by segment
Light Industrial Platform	Non recourse	4.4	2.96%	$723,183	$(9,232)	$713,951
Other Real Estate Equity	Non recourse	8.0	3.70%	616,570	(10,486)	606,084
Real Estate Debt	Partial recourse (1)	14.7	2.74%	1,030,749	(7,571)	1,023,178
Total investment-level debt		9.8	3.05%	2,370,502	(27,289)	2,343,213

Corporate debt
Line of credit	Recourse	5.0	2.74%	303,600	—	303,600
5.0% Convertible senior notes	Recourse	7.0	5.00%	200,000	(4,792.0)	195,208
3.875% Convertible senior notes	Recourse	4.8	3.88%	402,500	(6,200)	396,300
Corporate aircraft promissory note	Recourse	9.7	5.02%	42,530	—	42,530
Total corporate debt		5.6	3.80%	948,630	(10,992)	937,638

Total debt outstanding		8.6	3.27%	$3,319,132	$(38,281)	$3,280,851

Debt maturity and amortization schedule(2)

	Payments due by period
($ in thousands; as of March 31, 2016)	2016	2017	2018	2019	2020	2021 and after	Total
Line of credit	$—	$—	$—	$—	$—	$303,600	$303,600
Convertible senior notes	—	—	—	—	—	602,500	602,500
Warehouse facilities	—	48,198	131,328	—	—	—	179,526
Corporate aircraft promissory note	1,382	1,930	2,029	2,134	2,244	32,811	42,530
CMBS securitization debt	—	—	—	—	—	771,355	771,355
Scheduled amortization payments on investment-level debt	4,154	6,057	6,163	5,750	5,812	39,679	67,615
Balloon payments on investment-level debt	15,776	74,768	670,764	29,429	6,821	554,448	1,352,006
Total	$21,312	$130,953	$810,284	$37,313	$14,877	$2,304,393	$3,319,132

__________
(1) $81 million is recourse debt.
(2) Based on initial maturity dates or extended maturity dates to the extent criteria are met and the extension option is at the borrower's discretion.

IIIc. Capitalization—Investment Level Debt Overview

($ and € in thousands; as of March 31, 2016)
Light Industrial Platform
	Initial / current maturity date	Fully extended maturity date	Interest rate		Maximum principal amount	CLNY & OP pro rata share
CLIP acquisition financing	Dec-2016	Dec-2019	L + 2.25%	(1)	N/A	$560,740
CLIP fixed rate mortgage	Aug-2025	Aug-2025	3.80%		N/A	103,877
CLIP credit facility	Jul-2016	Jul-2016	L + 2.25%		100,000	—
CLIP fixed rate mortgage	Apr-2028	Apr-2028	4.04%		N/A	58,566
Total UPB of debt related to Light Industrial Platform						723,183
Debt issuance costs						(9,232)
Total carrying value of debt related to Light Industrial Platform segment						$713,951

Other Real Estate Equity
	Initial / current maturity date	Fully extended maturity date	Interest rate		Maximum principal amount	CLNY & OP pro rata share
NNN investments
Office - Norway	Jun-2025	Jun-2025	3.91%		N/A	$193,440
Education - Switzerland	Dec-2029	Dec-2029	2.72%		N/A	125,085
Office - Minnesota	Jan-2024	Jan-2024	4.84%		N/A	87,122
Office - France	Nov-2022	Nov-2022	1.89%		N/A	17,867
Total UPB of debt related to NNN investments						423,514

Other real estate assets
Mixed use - UK	Dec-2018	Dec-2020	3M GBP L + 3.28%		N/A	45,883
Office portfolio - UK	Aug-2018	Aug-2020	3M GBP L + 2.50%		N/A	42,948
Hotel portfolio - Various U.S.	Jan-2019	Jan-2021	L + 4.65%		N/A	30,356
Mixed use - Italy	Nov-2018	Nov-2018	4.02%		N/A	25,120	(2)
Industrial - Spain	Jan-2021	Jan-2021	3M EUR + 3.00%		N/A	22,994
Industrial - Spain	Jun-2022	Jun-2022	3M EUR + 2.80%		N/A	12,184
Office - UK	Feb-2020	Feb-2020	3M GBP L + 2.35%		N/A	6,821
Office - Arizona	Jul-2018	Jul-2020	L + 2.65%		N/A	6,750
Total UPB of debt related to other real estate assets						193,056

Total UPB of debt related to Other Real Estate Equity segment						616,570
Total debt issuance costs and discount						(10,486)
Total carrying value of debt related to Other Real Estate Equity segment						$606,084

__________
(1) Interest rate increases to 1-month LIBOR plus 2.5% after December 2018.
(2) Seller provided zero-interest financing on acquired portfolio of properties, requiring principal payments of €15,750, €35,438 and €27,562 in Nov 2016, Nov 2017 and Nov 2018, respectively, of which CLNY and OP share is 28%. A discount was established at inception with an imputed interest rate of 4.02% and the discount is being accreted based on required payment schedule.

IIIc. Capitalization—Investment Level Debt Overview (cont'd)

($ in thousands; as of March 31, 2016)
Real Estate Debt
	Initial / current maturity date	Fully-extended maturity date	Interest rate		Maximum principal amount	CLNY & OP pro rata share
Non-PCI
CLO bonds - CMC 2015	Sept-2032	Sept-2032	L + 2.36%		N/A	$340,350
CLO bonds - CMC 2014-2	Nov-2031	Nov-2031	L + 2.01%		N/A	196,646
Colony 2014-MF1 securitization	Apr-2050	Apr-2050	2.54%		N/A	133,497
April 2015 warehouse facility	Apr-2018	Apr-2019	L + 2.50% - L+2.75%		$250,000	131,327
CLO bonds - CMC 2014-1	Apr-2031	Apr-2031	L + 1.78%		N/A	101,809
February 2014 warehouse facility	Feb-2017	Feb-2017	L + 2.50%		150,000	47,253
Freddie Mac portfolio	Dec-2017	Dec-2019	L + 2.85%		N/A	45,594
CDCF IV subscription line	Sept-2016	Sept-2016	L + 1.60%		N/A	5,836
Florida multifamily property loan	Jun-2016	Sept-2016	4.28%	(1)	N/A	4,916
Total UPB of debt related to Non-PCI loans						$1,007,228

PCI
Project London loan portfolio	Apr-2017	Apr-2019	L + 3.75%		N/A	$11,274
Metro loan portfolio	Apr-2017	Apr-2018	L + 3.75%		N/A	5,001
California first mortgage portfolio I	Aug-2016	Aug-2018	L + 3.75%		N/A	3,723
California first mortgage portfolio II	Sept-2016	Sept-2018	L + 3.25%		N/A	1,928
Midwest loan portfolio	Jun-2016	Jun-2017	L + 4.00%		N/A	1,595
Total UPB of debt related to PCI loans						$23,521

Total UPB of debt related to Real Estate Debt segment						$1,030,749
Total debt issuance costs						(7,571)
Total carrying value of debt related to Real Estate Debt segment						$1,023,178

__________
(1) The variable interest rate on the loan was fixed at 4.28% through an interest rate swap.

IIId. Capitalization—Credit Facility, Convertible Debt & Preferred Stock Overview

($ and shares in thousands; as of or for the three months ended March 31, 2016)
Credit facility
Revolving credit facility
Maximum principal amount								$850,000
Amount outstanding								303,600
Initial maturity							March 31, 2020
Fully-extended maturity							March 31, 2021
Interest rate							LIBOR + 2.25%

						Covenant level		Actual level at March 31, 2016
Financial covenants as defined in the Credit Agreement:
Consolidated Tangible Net Worth						Minimum $1,915 million		$2,549 million
Consolidated Fixed Charge Coverage Ratio						Minimum 1.50 to 1.00		2.44 to 1.00
Consolidated Interest Coverage Ratio						Minimum 3.00 to 1.00		15.87 to 1.00
Consolidated Leverage Ratio						Maximum 0.65 to 1.00		0.41 to 1.00

Convertible debt
Description	Outstanding principal	Issuance date	Due date	Interest rate	Conversion price (per share of common stock)	Conversion ratio	Conversion shares	Redemption date
5.0% Convertible senior notes	$200,000	April 2013	April 15, 2023	5.00% fixed	$23.35	42.8183	8,564	On or after April 22, 2020
3.875% Convertible senior notes	402,500	January and June 2014	January 15, 2021	3.875% fixed	$24.56	40.7089	16,385	On or after January 22, 2019
	$602,500

Preferred stock
Description				Liquidation preference	Issuance date	Dividend rate	Shares outstanding	Redemption period
Series A 8.5% cumulative redeemable perpetual				$252,000	March 2012	8.50%	10,080	On or after March 27, 2017
Series B 7.5% cumulative redeemable perpetual				86,250	June 2014	7.50%	3,450	On or after June 19, 2019
Series C 7.125% cumulative redeemable perpetual				287,500	April 2015	7.125%	11,500	On or after April 13, 2020
				$625,750			25,030

IV. Colony Light Industrial Platform

IVa. CLIP—Summary Metrics

($ in thousands, except per share; as of or for the three months ended March 31, 2016)
Financial results related to the segment
Core FFO attributable to common interests in OP and common stockholders					$13,837
Core FFO attributable to common interests in OP and common stockholders per basic common share / common OP unit					0.10
FFO attributable to common interests in OP and common stockholders					12,995
FFO attributable to common interests in OP and common stockholders per basic common share / common OP unit					0.10

Portfolio overview
Number of buildings					325
Rentable square feet					34,773
% leased at end of period					94%
CLNY & OP share of undepreciated cost basis of real estate assets (1)					$1,218,797
CLNY & OP share of debt (UPB)					723,183
CLNY & OP share of debt / undepreciated cost basis					59.3%
Total goodwill associated with management platform (CLNY & OP own 100%)					$20,000
Uncalled third party capital commitments					61,334

Recent acquisitions
Property / portfolio name	Acquisition date	Number of buildings	Rentable square feet	% leased	Purchase price
Q1 2016 acquisitions
Baltimore light industrial portfolio	Feb-2016	2	200,560	100%	$17,625
Total		2	200,560	100%	17,625

Q2 2016 acquisitions
Orlando light industrial portfolio	Apr-2016	4	669,010	95%	55,650
Total		4	669,010	95%	$55,650

__________
(1) Includes all components related to the asset, including real estate and lease-related intangibles. Excludes accumulated depreciation.

IVb. CLIP—Portfolio and Lease Overview

Location	Property type	Number of buildings	Rentable square feet (in thousands)	Annualized base rent (in thousands)	Percentage leased	Number of leases	Lease expiration	Year acquired
United States
Atlanta	Industrial	84	8,286	$32,050	95%	233	4/2016 to 4/2030	2014-2015
Austin	Industrial	4	236	1,472	94%	14	6/2016 to 8/2025	2014
Chicago	Industrial	34	3,972	16,665	94%	56	5/2016 to 12/2026	2014
Dallas	Industrial	58	6,142	22,065	93%	147	5/2016 to 4/2040	2014-2015
Denver	Industrial	8	1,128	4,501	100%	26	5/2016 to 3/2023	2014
Houston	Industrial	21	1,713	9,240	97%	52	4/2016 to 8/2016	2014
Kansas City	Industrial	9	1,664	5,741	98%	24	7/2016 to 11/2024	2014
Maryland	Industrial	5	431	2,223	100%	13	7/2016 to 12/2023	2015-2016
Memphis	Industrial	3	383	752	85%	5	2/2017 to 9/2024	2014
Minneapolis	Industrial	15	1,993	8,728	90%	56	5/2016 to 10/2025	2014-2015
New Jersey South / Philadelphia	Industrial	30	3,328	13,787	94%	71	6/2016 to 4/2027	2014-2015
Orlando	Industrial	3	555	2,317	92%	6	9/2016 to 4/2019	2014
Phoenix	Industrial	18	1,701	7,400	86%	46	5/2016 to 8/2024	2014-2015
Salt Lake City	Industrial	16	1,269	5,199	93%	32	6/2016 to 11/2023	2014
St. Louis	Industrial	8	1,355	4,581	87%	18	5/2016 to 7/2024	2014
Tampa	Industrial	9	617	3,036	92%	32	8/2016 to 1/2024	2014
Total / Weighted average		325	34,773	$139,757	94%	831

V. Single Family Residential Rentals

Va. Single Family Residential Rentals—Summary Metrics

($ in thousands, except per share and per home, unless otherwise noted; as of or for the three months ended March 31, 2016)
Financial results related to the segment
Core FFO attributable to common interests in OP and common stockholders	$6,069
Core FFO attributable to common interests in OP and common stockholders per basic common share / common OP unit	0.05
FFO attributable to common interests in OP and common stockholders	(789)
FFO attributable to common interests in OP and common stockholders per basic common share / common OP unit	(0.01)
Balance sheet
Investments in unconsolidated joint ventures - Colony Starwood Homes	$331,457
Investments in unconsolidated joint ventures - Colony American Finance	56,522
Ownership in SFR
Colony Starwood Homes shares beneficially owned by OP and common stockholders	15.1 million
CLNY & OP's interest in SFR as of March 31, 2016	14.0%

__________
Note: Refer to SFR filing for additional information.

VI. Other Real Estate Equity

VIa. Other Real Estate Equity—Summary Metrics & Asset Overview

($ and € in thousands, except per share data; as of or for the three months ended March 31, 2016)
Financial results related to the segment
Core FFO attributable to common interests in OP and common stockholders	$20,163
Core FFO attributable to common interests in OP and common stockholders per basic common share / common OP unit	0.15
FFO attributable to common interests in OP and common stockholders	11,101
FFO attributable to common interests in OP and common stockholders per basic common share / common OP unit	0.08
Portfolio overview
CLNY & OP share of consolidated real estate assets (carrying value)
NNN assets held for investment (1)(2)	$666,963
Other real estate assets held for investment (1)	307,428
Real estate assets held for sale (1)	32,027
Total CLNY & OP share of consolidated real estate assets	1,006,418
CLNY & OP share of investment-level non-recourse financing (UPB)
NNN investments held for investment	$423,514
Other real estate assets held for investment	193,056
Total CLNY & OP share of investment-level non-recourse financing	616,570
Unconsolidated assets
CLNY & OP share of investments in unconsolidated joint ventures excluding Albertsons investment	$138,013
CLNY & OP share of investments in unconsolidated joint ventures - Albertsons investment	49,863
Number of post-IPO shares in Albertsons pursuant to preliminary prospectus dated October 2, 2015	8.45 million
CLNY & OP % ownership interest in post-IPO AB Acquisition LLC based on preliminary prospectus dated October 2, 2015	2.17%

Summary of real estate
				CLNY & OP pro rata share
Location	Property type	Number of buildings	Rentable square feet (thousands)	Real estate assets & intangibles, net (1)	Cost basis of real estate assets (1)(3)	Investment-level non-recourse debt		Percentage leased (end of period)	Number of leases	Lease expiration	Year acquired or foreclosed
NNN investments
Norway	Office	26	1,291	$327,177	$334,418	$193,440		100%	1	6/2030	2015
Switzerland	Education	20	304	177,126	183,001	125,085		100%	2	1/2035	2015
Minnesota	Office	2	502	110,338	121,829	87,122		100%	1	9/2020	2013
France	Office	3	187	37,689	38,082	17,867		100%	1	11/2027	2015
Arizona	Education	2	82	14,633	15,676	—		100%	1	6/2027	2014
Total NNN investments		53	2,224	666,963	693,006	423,514
Other real estate assets
UK	Office	35	999	74,092	78,550	49,769		91%	104	6/2017 to 12/2042	2014, 2015
Arizona	Office	1	440	21,128	22,561	6,750		59%	19	12/2016 to 5/2022	2013
UK	Mixed Use	52	2,860	77,860	79,829	45,883		90%	244	2/2018 to 3/2040	2015
Spain	Industrial	37	2,680	68,976	70,138	35,178		97%	36	10/2016 to12/2029	2014, 2016
Various U.S.	Hotel	23	NA	24,651	29,314	30,356	(5)	NA	NA	NA	2012
Italy (4)	Mixed Use	80	578	40,721	41,555	25,120		34%	43	5/2017 to 3/2021	2014
Total other real estate assets		228	5,595	307,428	321,947	193,056

Total other real estate assets held for investment		281	7,819	$974,391	$1,014,953	$616,570

Total other real estate assets held for sale		58	1,869	32,027	32,624	—
_________

(1)	Includes all components related to the asset, including real estate and lease-related intangibles.

(2)	CLNY & OP share of Q1 NOI was $10.5 million.

(3)	Excludes accumulated depreciation.

(4)	Excludes one building with 218,000 rentable square feet that is subject to development.

(5)	$8.2 million of real estate assets & intangibles, net, is included in the held for sale line below.

VII. Real Estate Debt

VIIa. Real Estate Debt—Summary Metrics & Portfolio Overview

($ in thousands, except per share data; as of or for the three months ended March 31, 2016)
Financial results related to the segment
Core FFO attributable to common interests in OP and common stockholders				$48,560
Core FFO attributable to common interests in OP and common stockholders per basic common share / common OP unit				0.36
FFO attributable to common interests in OP and common stockholders				44,119
FFO attributable to common interests in OP and common stockholders per basic common share / common OP unit				0.33
Portfolio overview
Non-PCI loans
CLNY & OP share of loans receivables held for investment, net				$2,634,389
CLNY & OP share of investment-level financing (UPB)				1,007,228
CLNY & OP share of investments in unconsolidated joint ventures				116,472
PCI loans
CLNY & OP share of loans receivables held for investment, net				222,697
CLNY & OP share of non-recourse investment-level financing (UPB)				23,521
CLNY & OP share of investments in unconsolidated joint ventures				4,346
Real estate assets (REO within debt portfolio)
CLNY & OP share of carrying value of real estate (1)				30,969
Loans receivable detail
	CLNY & OP pro rata share
Non-PCI loans	Unpaid principal balance	Gross carrying amount	Weighted average coupon	Weighted average maturity in years
Fixed rate
First mortgage loans	$280,692	$271,459	8.2%	4.6
Securitized mortgage loans	131,782	134,579	6.4%	16.6
Second mortgage loans / B-notes	263,260	265,748	9.7%	3.0
Mezzanine loans	206,327	206,866	11.7%	3.3
Total fixed rate non-PCI loans	882,061	878,652	9.2%	5.6

Variable rate
First mortgage loans	552,965	548,164	7.1%	1.5
Securitized mortgage loans	1,016,361	1,013,858	5.7%	3.1
Second mortgage loans / B-notes	4,604	4,371	9.5%	2.2
Mezzanine loans	192,912	192,581	10.9%	0.6
Total variable rate non-PCI loans	1,766,842	1,758,974	6.7%	2.3

Total Non-PCI loans	2,648,903	2,637,626
Allowance for loan losses	—	(3,237)
Total Non-PCI loans, net of allowance for loan losses	2,648,903	2,634,389

PCI loans
Mortgage loans	320,072	224,697
Securitized mortgage loans	8,816	7,436
Total PCI loans	328,888	232,133
Allowance for loan losses	—	(9,436)
Total PCI loans receivable, net of allowance	$328,888	$222,697

Total loans receivable, net of allowance	$2,977,791	$2,857,086
__________
(1) Includes all components related to the asset, including real estate and lease-related intangibles.

VIII. Investment Management

VIIIa. Investment Management—Summary Metrics

($ in thousands unless otherwise noted; as of or for three months ended March 31, 2016)

AUM	$18.2 billion
FEEUM	$7.9 billion
Credit Funds	$3.7 billion
Core Plus / Value-Add Funds	$1.7 billion
Opportunity Funds	$2.5 billion

Income:
Total income	$16,260
Expenses:
Transaction, investment and servicing expenses	45
Amortization	3,745
Compensation expense	9,287
Impairment loss	320
Administrative expenses	774
Total expenses	14,171
Other loss, net	(38)
Income tax benefit	3,426
Net income	5,477
Add: Noncash equity compensation expense	999
Add: Unrealized gain on derivatives	38
Add: Amortization of investment management intangibles	4,065
Deduct: Deferred tax benefit effect on amortization and impairment of investment management intangibles	(1,633)
Core FFO	$8,946

IX. Definitions

IX. Definitions

a)
Assets Under Management ("AUM") refers to the assets for which the Company provides investment management services and includes assets for which it may or may not charge management fees and/or performance allocations. AUM is presented as of March 31, 2016 and equals the sum of: a) the gross fair value of investments held directly by the Company or managed by the Company on behalf of its private funds, co-investments, or other investment vehicles; b) leverage, inclusive of debt held by investments and deferred purchases prices; c) uncalled limited partner capital commitments which the Company is entitled to call from investors during the given commitment period at its discretion pursuant to the terms of their respective funds; and d) with respect to majority-owned and substantially controlled investments the Company consolidates gross assets attributable to third-party investors. The Company's calculations of AUM may differ from the calculations of other asset managers, and as a result this measure may not be comparable to similar measures presented by other asset managers.

b)	Colony Capital, Inc. ("CLNY")

c)	Colony Light Industrial Platform ("CLIP")

d)
Core Funds from Operations ("Core FFO") is calculated by adjusting Funds from Operations ("FFO") for the following items, including the Company’s share of these items recognized by the Company’s unconsolidated partnerships and joint ventures: (i) gains and losses from sales of depreciable real estate, net of depreciation, amortization and impairment previously adjusted for FFO; (ii) stock compensation expense; (iii) effects of straight-line rent revenue and straight-line rent expense on ground leases; (iv) amortization of acquired above- and below-market lease values; (v) amortization of deferred financing costs and debt premiums and discounts; (vi) unrealized fair value gains or losses on derivative instruments and on foreign currency remeasurements; (vii) acquisition-related expenses, merger and integration costs; (viii) amortization and impairment of finite-lived intangibles related to investment management contracts and customer relationships; (ix) deferred tax benefit related to amortization and impairment of investment management contracts and customer relationships; (x) gain on remeasurement of consolidated investment entities, net of deferred tax liability, and the effect of amortization thereof; (xi) non-real estate depreciation and amortization; and (xii) change in fair value of contingent consideration. Also, beginning with the first quarter of 2016, our share of Core FFO from our interest in SFR will represent our percentage interest multiplied by SFR’s reported Core FFO, which may differ from our calculation of Core FFO. Refer to SFR’s filings for its definition and calculation of Core FFO.

e)
Fee-Earning Equity Under Management ("FEEUM") refers to the equity for which the Company provides investment management services and from which it derives management fees and/or performance allocations. FEEUM is presented as of March 31, 2016. FEEUM includes $0.9 billion of uncalled limited partner capital commitments which will not bear fees until such capital is called at the Company’s discretion. Additionally, $0.3 billion pertains to FEEUM of our equity-method investment in a German-based asset management platform. The Company's calculations of FEEUM may differ from the calculations of other asset managers, and as a result this measure may not be comparable to similar measures presented by other asset managers.

f)
Funds from Operations ("FFO") is calculated in accordance with standards established by the National Association of Real Estate Investment Trusts ("NAREIT"), which defines FFO as net income or loss calculated in accordance with GAAP, excluding extraordinary items, as defined by GAAP, gains and losses from sales of depreciable real estate and impairment write-downs associated with depreciable real estate, plus real estate-related depreciation and amortization, and after similar adjustments for unconsolidated partnerships and joint ventures.

g)	Net Operating Income ("NOI") is property operating income less property operating expenses adjusted for non-cash items, including straight line rents and above/below market lease amortization.

h)
Operating Company ("OP") refers to Colony Capital Operating Company, LLC, an operating subsidiary of the Company. The Company is structured as an umbrella partnership real estate investment trust, or UPREIT, in which its wholly-controlled subsidiary, Colony Capital Operating Company, LLC (the “OP”), directly or indirectly holds substantially all of the Company’s assets and directly or indirectly conducts substantially all of the Company’s business.

i)
Purchased Credit-Impaired ("PCI") loans are loans that were acquired at a discount with evidence of underlying credit deterioration and for which it is probable that all contractually required payments will not be collected.

j)	Unpaid Principal Balance ("UPB")